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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------



DATE OF REPORT:   AUGUST 11, 2003

DATE OF EARLIEST EVENT REPORTED:    AUGUST 11, 2003

                   MARTHA STEWART LIVING OMNIMEDIA, INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                   001-15395                    52-2187059
  (State or other          (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                         Identification Number)
  incorporation or
   organization)

                            11 WEST 42ND STREET
                             NEW YORK, NY 10036
                  (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (212) 827-8000




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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibit        Description
               -------        -----------

               99.1           Martha Stewart Living Omnimedia, Inc.
                              Press Release, dated August 11, 2003.

Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

     On August 11, 2003, the Registrant issued a press release relating to its financial results for the second quarter of 2003. The full text of the press release is attached hereto as Exhibit 99.1 to this report.




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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


     Dated: August 11, 2003


                                       MARTHA STEWART LIVING OMNIMEDIA, INC.


                                       By:        /s/ James Follo
                                          -----------------------------------
                                          James Follo
                                          Executive Vice President,
                                          Chief Financial Officer



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                             Index of Exhibits
                             -----------------

Exhibit
-------
No.                           Description
---                           -----------

99.1 Martha Stewart Living Omnimedia, Inc. press release, dated August 11, 2003